Exhibit 99.2

LEASE

THIS LEASE (“Lease”) is made as of May 27, 2005 between DANE INDUSTRIES, INC., a Minnesota corporation (“Landlord”), and AULT INCORPORATED, a Minnesota corporation (“Tenant”).

In consideration of the following mutual covenants and promises, the parties agree as follows:

1.             Property:  Landlord does lease to Tenant, and Tenant agrees to lease from Landlord approximately 13,313 square feet of office space (“Leased Property”) on the first and second floors of the building (the “Building”) located in the City of Brooklyn Park, Hennepin County, Minnesota and commonly known as 7105 Northland Terrace, Brooklyn Park, MN 55428,  legally described on attached Exhibit A (“Land”), together with all related improvements including the areas to be used for non-exclusive use by Tenant and Landlord on the Land and in the Building including parking lots, drives, toilets, entry ways, corridors, elevators and similar facilities, subject to reasonable rules adopted by Landlord (“Improvements”).

2.             Rent:  Tenant agrees to pay Landlord, beginning on the above date (“Commencement Date”), rent for each and every period of 12 months commencing during the term of this Lease equal to $226,321.00.  Such annual Rent shall be payable in equal monthly installments of 1/12th each due and payable in advance on the first day of each and every calendar month during the term of this Lease.  If the first month is a partial calendar month, rent shall be prorated and the first lease year shall end on the last day of the same month in 2006 that the Commencement Date occurs.  If any installment of Rent is not paid when due on the first business day of a month, the unpaid installment shall bear interest at the Wall Street Journal prime rate plus four percent (4%) per year until paid and Tenant shall pay Landlord an administrative fee of $225.00.

3.             Term:  The term (“Term”) of this lease shall be for an initial period of approximately two (2) years and three (3) months, which term shall commence on the Commencement Date and shall end on July 31, 2007.

4.             Improvements:  Landlord makes no warranties or representations concerning the condition of the Improvements, the Land, or any equipment or fixtures located on the Land.

5.             Maintenance and Repairs by Tenant:  Tenant shall keep the Leased Property in a clean and sanitary condition, replace all light bulbs and ballasts, remove and properly dispose of all trash and waste generated by Tenant and keep the plumbing lines free of obstruction.  Tenant shall provide janitorial or cleaning service to the Leased Property.

6.             Maintenance and Repairs by Landlord:  EXCEPT for repairs which are Tenant’s responsibility as specified in Paragraph 5, Landlord agrees at its expense to keep and maintain the Improvements and Land, in good order and repair, including, without limitation, routine maintenance and replacement of all structural or load-bearing elements, roofs, exterior walls and foundations, and repair, maintenance and replacement of all heating, ventilating and air conditioning systems, windows, interior walls, doors, electrical systems and equipment, plumbing and all other components of the Improvements, mowing lawns, care of plantings, walkways, removal of snow from walkways, driveways, parking areas and adjacent public sidewalks, maintenance of utility lines and exterior lighting on the Land, and all other repair, maintenance and replacement required to keep the Improvements and Land in good condition.  All such repair, maintenance and replacement shall keep the Improvements and Land in a state of repair and, except for the Leased Property, in a clean and sanitary condition.

7.             Utilities:  Landlord shall, at its expense,  provide utilities currently serving the Leased Property including light, heat, water, gas and sewer charges.  Tenant agrees to not waste any such utilities and shall not increase the use of such utilities beyond normal office use.  Landlord shall not be responsible for interruption in utility service so long as Landlord works diligently to get such service restored.  If Landlord is unable to provide any of the utility services required to be maintained by Landlord pursuant to this Lease, and in the event such inability renders the whole or a portion of the Leased Property untenantable, inaccessible or unsuitable for the purposes intended hereunder for a period of three (3) consecutive days after receipt by Landlord of notice of untenantability, inaccessibility or unsuitability from Tenant, rent for the portion of the Leased Property rendered untenantable, inaccessible or unsuitable for the purposes intended hereunder shall abate pro rata from and after such third consecutive day until the services are restored to such a condition that the portion of the Leased Property affected is again rendered tenantable, accessible and suitable.  However, there shall be no such abatement of rent if the Landlord’s inability to provide such services is caused by misuse or neglect of Tenant or by inability to secure energy supplied to be provided by public or private utilities or suppliers which is generally applicable in the vicinity of the Improvements.

8.             Taxes and Assessments:  Landlord shall pay all (1) ad valorem or property taxes, and other taxes levied against the Leased Property, which become due and payable during the Term of this Lease, and (2) all installments of special assessments payable during the term of this Lease.

9.             Tenant’s Improvements:  Within forty-five (45) days of the Commencement Date or as soon thereafter as is reasonably possible, Landlord, at its expense, shall perform and pay for the tenant improvements described on attached Exhibit B (the “Tenant Improvements”).  Until such Tenant Improvements are completed, Tenant may continue to occupy all portions of the Building and Land currently occupied by Tenant, except that Tenant shall cooperate with Landlord and Landlord’s contractor and subcontractors so as to provide access to all necessary areas of the Building to permit the Tenant Improvements to be constructed and except that Tenant shall limit it occupancy of warehouse space to no more than 13,000 square feet so that Landlord may promptly after the Commencement Date occupy the balance of the warehouse space.  Within forty-five (45) days after substantial completion of the Tenant Improvements, Tenant shall move all personal property and equipment to the Leased Property and otherwise vacate the portions of the Building except the Leased Property and common areas.  Tenant shall not make any improvements to the Leased Property in an amount in excess of $5,000.00 without first obtaining the written consent of Landlord.  Landlord may condition written consent of future improvements upon the type and nature of the proposed improvements, Tenant’s ability to pay for the improvements and the affect of the improvements on the marketability and value of the Leased Property.

Unless otherwise agreed, at the expiration or termination of the Lease, all improvements made by Tenant shall become the property of Landlord.

10.           Insurance:  Tenant agrees during the Term of this Lease to:

(a)           Provide, keep in force and pay all costs incurred for public liability and property damage insurance with limits of not less than $1,000,000 for injury and death to any one person, and $1,000,000 for injury or death in any one accident or occurrence including property damage, insuring Landlord and Tenant.

(b)           Provide, keep in force and pay all costs incurred to maintain fire and all risk insurance on Tenant’s property located on the Land.

Landlord agrees during the Term of this Lease to:

(a)           provide, keep in force and pay all costs incurred to maintain fire and all risk insurance in an insurance company or companies authorized to do business in the State of Minnesota in an amount equal to the full insurable value of the Improvements and other improvements owned by Landlord on the Land, and in any event for the full replacement cost.

(b)           At Landlord’s option, provide, keep in force and pay all costs incurred to maintain rental abatement or loss of income insurance from the Leased Property during a twelve (12) month period.

All policies required by this paragraph shall be carried in companies reasonably acceptable to Landlord.

All such policies carried by Tenant shall not be subject to cancellation or material modification except after thirty (30) days written notice to Landlord and, if requested, Landlord’s mortgagee and each policy shall so provide.

Tenant shall not do anything in or about the Leased Property that will impair or invalidate any obligation of any policy of insurance on the Leased Property or the Improvements.

11.           Damage or Destruction of Leased Property:  If the Leased Property is totally or partially destroyed by any cause so as to be totally or partially unusable, Rent shall abate and Landlord shall to the extent insurance proceeds are available restore the Leased Property to substantially the same condition as before damage as speedily as practicable, but in all events within six (6) months.  On completion, Rent shall recommence.  However, if the damage is so extensive that it cannot be reasonably repaired and restored within six (6) months from the date of casualty, then Landlord or Tenant may elect to cancel this Lease by the giving of written notice within thirty (30) days from the date of such casualty.  The provisions of this paragraph with respect to rebuilding and application of insurance proceeds are subject to any requirements or consents by mortgage holders as specified in mortgages of record as of the date of casualty.  Landlord shall have no obligation to restore or rebuild the Leased Property if the cost of rebuilding or reconstruction exceeds the amount of available insurance proceeds.

12.           Compliance with Laws, Use:  Tenant shall use the Leased Property solely for engineering labs, research and development, office and all related activities in the conduct of its business and no other use, and shall at its own cost and expense secure and maintain all necessary licenses and permits required for such use.  Tenant shall at all times comply with all laws and ordinances and all lawful rules and regulations issued by any legally constituted authority, and with the applicable orders, regulations and requirements of any board of fire underwriters (including all modifications and improvements required), and observe all plat and deed restrictions of record.  Without limiting the generality of this section, Tenant will not generate, store, bury, discharge or release on or from the Leased Property reportable quantities of any hazardous substances or waste giving rise to penalty or liability under the Resources Conservation Recovery Act 42 U.S.C. § 6901 et seq., the Comprehensive Environmental Response, Compensation and Liability Act 42 U.S.C. § 901 et seq., or any other federal or state law.  Tenant agrees to indemnify Landlord and its successors and assigns from any breach of these conditions and from all loss, damage or expense, including attorney’s fees arising out of or incurred by Landlord as a result of such breach.  The date of indemnification and any clean-up or remedial action resulting from a breach by Tenant of the covenants contained in this section shall survive the expiration or termination of this Lease and remain the obligation of Tenant.

13.           Waste; No Liens:  Tenant agrees not to do or suffer any waste to the Leased Property, or cause, suffer or permit any liens to attach to or to exist against the Leased Property by reason of any act or omission of Tenant or persons claiming through Tenant or by reason of its failure to perform any act required of it under this Lease.  Tenant shall not permit the Leased Property to be used for any illegal purpose.  However, Tenant shall not be required to discharge any lien against the Leased Property so long as Tenant has given Landlord notice of its intent to contest such lien and Tenant is in good faith contesting the validity or amount of the lien and has given to Landlord such security as Landlord has reasonably requested to assure payment of such lien and to prevent the sale, foreclosure or forfeiture of any part of the Leased Property by reason of non-payment.  On final determination of the lien or claim of lien Tenant will immediately pay any judgment rendered, and all costs and charges, and shall cause the lien to be released or satisfied.  Tenant shall hold harmless Landlord from any cost or expense, including attorney’s fees, arising out of or incurred by Landlord as a result of such lien or claimed lien.

Tenant shall not use or occupy the Leased Property, or knowingly permit it to be used or occupied in a manner:

(a)           which is contrary to any statute, rule, order, ordinance, requirement or regulation certificate of occupancy affecting the same; or

(b)           which would make void or voidable any insurance then in force; or

(c)           which would make it impossible to obtain fire or other insurance required to be furnished under this Lease at Tenant’s expense; or

(d)           which would cause structural injury to the improvements or cause the value or usefulness of any part of the Leased Property to diminish (reasonable wear and tear excepted); or

(e)           which would constitute a public or private nuisance or waste; or

(f)            which would violate the use clause in Section 12.

Tenant agrees that it will promptly, upon discovery of any such use, take all necessary steps to compel the discontinuance of such use.

14.           Landlord’s Performance of Tenant’s Duties:  If Tenant defaults in the performance of any covenant to be performed by Tenant under this Lease, Landlord may, after ten (10) days’ notice in the case of non-monetary defaults (or, in the case of emergencies, reasonable attempt at prior notice), perform the same for the account of Tenant, and Tenant authorizes Landlord to enter the Leased Property for such purposes and while on the Leased Property to do all things reasonably necessary to accomplish the correction of such default.  If Landlord, at any time, is compelled to pay or elects to pay any sum of money by reason of the failure of Tenant to comply with any provision of this Lease, or if Landlord is compelled to incur any expense, including reasonable attorney’s fees, in instituting, prosecuting or defending any action or proceeding instituted by reason of any default of Tenant, the sum or sums so paid by Landlord with all interest, costs and damages, shall be deemed to be additional rent, and shall together with interest thereon at the rate of prime plus two percent per annum be due from Tenant to Landlord immediately on demand.

15.           Subletting and Assignment:  Tenant may not assign this Lease, or sublet the Leased Property, without Landlord’s written consent which consent will not be unreasonably withheld.  Tenant shall remain fully liable under this Lease even if Landlord approves an assignment or sublease.

16.           Condemnation:  In the event all of the Leased Property, or a portion as will make the Leased Property unusable for the purposes of Tenant, be condemned for any public purpose, then the Term of this Lease shall cease, at the option of either Landlord or Tenant on thirty (30) days written notice, from the time when possession is taken by the public authorities, and Rent shall be accounted for as between Landlord and Tenant as of that date.  Such termination shall be without prejudice to the rights of either Landlord or Tenant, or both, to recover compensation and damage caused by condemnation from the condemnor, except: (1) Tenant shall have no rights for the value of its leasehold and this Lease shall be deemed terminated; and (2) neither Tenant nor Landlord shall have any rights in any separate award made to the other party by the condemnor.  In the event less than all of the Leased Property is taken or condemned for a public use and it is not impractical or impossible, in Landlord’s reasonable judgment, for Tenant to conduct Tenant’s business in the portion of the Leased Property not taken after reasonable repair or restoration, this Lease will not terminate.  Landlord shall, in such event, promptly commence and diligently complete the repair and restoration of the Leased Property so that upon completion, the Leased Property will constitute a complete architectural unit with an appearance, character and commercial value as nearly as possible equal to the value of the Leased Property immediately prior to the taking.  However, Landlord shall have no obligation to make such repair and restoration if the estimated cost exceeds the condemnation proceeds received by Landlord.  There shall be an abatement of Rent after such taking equal to the percentage of total area of the Leased Property after the taking as relates to the total area of the Leased Property immediately prior to the taking until the termination of this Lease.

17.           Mutual Indemnification:  Each party agrees to indemnify and save harmless the other against and from any and all claims by and on behalf of any persons, firms or corporations, arising from the conduct or management of, from any work or thing done by or on behalf of the other (indemnifying) party in or about, or its activities upon or (in the case of Tenant) occupancy of the Leased Property during the term of this Lease.  Each party agrees to indemnify and save the other party harmless against and from any and all claims arising from any breach or default on the part of the indemnifying party in the performance of any covenant or agreement on the part of such indemnifying party to be performance of any covenant or agreement on the part of such indemnifying party to be performed pursuant to the terms of this Lease, or from any violation or failure to comply with any law, ordinance or regulation, or from any act or negligence of such party, or any of its agents, contractors, servants, employees, licensees, or invitees or arising from any accident, injury or damage whatsoever caused to any person, firm or corporation, occurring during the Term of this Lease, in or about the Land, Improvements or Leased Property, or upon or under the sidewalks and the land adjacent to the Leased Property.  “To indemnify” includes all costs, reasonable and necessary attorneys and other advisor’s fees, expenses and liabilities incurred in or about any such claim or action or proceeding brought.  If any action or proceeding is brought against one party by reason of any such claim, the indemnifying party upon notice from the indemnified party covenants to contest or defend such action or proceeding by counsel reasonably satisfactory to the indemnified party.  The terms of this paragraph shall survive the termination of this Lease.

18.           Access to Leased Property:  Tenant agrees to permit Landlord and Landlord’s agents, and any mortgagee of the Leased Property, to come upon the Leased Property at all reasonable times to inspect the Leased Property and to come upon the Leased Property if necessary to perform any act which Tenant has failed to perform, as provided elsewhere in this Lease.  Tenant shall be given reasonable prior notice of any such entry (except in the case of an emergency) and any such entry shall be undertaken in a manner that reasonably minimizes interference with Tenant’s use and operations.

19.           Default:  If one or more of the following events (“defaults”) shall happen and be continuing, namely:

(a)           Default shall be made in the punctual payment by Tenant of any Rent, or other monetary payment to be paid or due by Tenant under this Lease after three (3) days notice;

(b)           Tenant files a petition in bankruptcy or asks for any relief under federal bankruptcy law or makes an assignment for the benefit of creditors;

(c)           An attachment or execution is levied on Tenant’s property in or interest under this Lease, which is not satisfied or released or the enforcement stayed or superseded by an appropriate proceeding within sixty (60) days;

(d)           An involuntary petition in bankruptcy or for reorganization or arrangement under federal bankruptcy law is filed against Tenant and such involuntary petition is not withdrawn, dismissed, stayed or discharged within sixty (60) days from the filing;

(e)           A receiver or trustee is appointed for the property of Tenant or Tenant’s business or assets and the order or decree appointing such receiver or trustee shall have remained in force undischarged or unstayed for sixty (60) days after the entry of such order or decree; or

(f)            Tenant shall fail to perform or observe any other covenant, agreement or condition to be performed or kept by the Tenant under the terms and provisions of this Lease, and such failure shall continue for thirty (30) days after written notice has been given to Tenant by Landlord, unless Tenant shall have commenced corrective action within such thirty (30) days and diligently completes the same within ninety (90) days;

then and in any such event Landlord shall have the right at any time while such default or defaults shall continue, to elect either (1) to cure such default or defaults at its own expense and without prejudice to any other remedies which it might otherwise have, any payment made or expenses incurred by Landlord in curing such default with interest thereon at prime plus two percent per annum to be and become additional rent to be paid by Tenant to Landlord immediately on demand, or (2) to re-enter the Leased Property, with reasonable notice, and dispossess Tenant and anyone claiming under Tenant by summary proceedings or otherwise, and remove their effects, and take complete possession of the Leased Property and either (i) declare this Lease forfeited and the Term ended, or (ii) elect to continue this Lease in full force and effect, but with the right at any time to declare this Lease forfeited and the Term ended.  In such re-entry the Landlord may remove all persons from the Leased Property, and Tenant covenants in such event, for itself and all others occupying the Leased Property under Tenant, to peacefully yield up and surrender the Leased Property to the Landlord.  Should Landlord declare this Lease forfeited and the Term ended, Landlord shall be entitled to recover from Tenant the Rent, and all other sums due and owing by Tenant to the date of such termination plus the costs of curing all of the Tenant’s defaults existing at or prior to the date of termination, plus the worth as of the termination of the Lease of an amount equal to the then value of the excess, if any, of the aggregate of Base Rent and additional rent reserved in this Lease for the balance of the Term over the then reasonable rental value of the Leased Property for the balance of the Term.  If Landlord, following a default, elects to continue this Lease in full force, Landlord shall use reasonable efforts to rent the Leased Property on the best terms available for the remainder of the Term, or for such longer or shorter period as Landlord deems advisable.  Tenant shall remain liable for payment of all rentals and other charges and costs imposed on Tenant, in the amounts, at the time, and upon the conditions as provided in this Lease, but Landlord shall credit against such liability of the Tenant all amounts received by Landlord from such reletting after first reimbursing Landlord for all costs incurred in curing Tenant’s defaults and in re-entering, preparing and refinishing the Leased Property for reletting, and reletting the Leased Property.

No re-entry by Landlord or any action brought by Landlord to remove Tenant from the Leased Property shall operate to terminate this Lease unless Landlord shall give written notice of termination to Tenant, in which event Tenant’s liability shall be as above provided.  No right or remedy granted to Landlord is intended to be exclusive of any other right or remedy under this Lease or now or later existing in law, equity, or statute.

In addition to any other remedy available to Landlord by law or under this Lease, a late fee of Two Hundred Twenty-five and No/100 ($225.00) Dollars shall be paid if any Rent is not received by Landlord on or before the fifth (5th) day of the month.

20.           Condition of Leased Property on Termination:  On termination of this Lease for any reason, Tenant covenants and agrees to remove all of its personal property.  Tenant shall repair any damage caused by such removal, and shall leave the Leased Property in as good and clean condition as existed on the Commencement Date, subject to normal wear and tear and any conditions otherwise provided for in Paragraphs 5, 6 and 11.

21.           Successors and Assigns:  The obligations and responsibilities of Landlord and Tenant under this Lease shall be binding on, and the rights and benefits shall inure to the successors and assigns of the parties; but the liabilities of any successor to the interest of the Landlord shall be limited to the performance of those obligations which arise and accrue during the period of ownership of the Leased Property by any such successor.

22.           Notices:  Any notices or inquiries regarding this Lease shall be in writing and shall be mailed or delivered:

To Landlord:	DANE INDUSTRIES, INC.
100 North Sixth Street, Suite 710A
Minneapolis, MN 55402
Attention: CEO

To Tenant:	AULT INCORPORATED
7105 Northland Terrace
Brooklyn Park, MN 55428
Attention: President

or to such other addresses as the parties may designate in writing.  Notice may be given by personal delivery, recognized overnight courier, or by certified mail, return receipt requested, and in such event the date given shall be the date on which notice is deposited in a United States Post Office properly stamped and addressed; otherwise notice shall be deemed given when personally delivered or sent by courier.  Upon notice by Landlord, copies of all notices by Tenant shall not be effective until also given to any existing mortgage holder.

23.           No Oral Agreements:  Landlord and Tenant agree that there is no verbal understanding or agreement which in any way changes the terms, covenants and conditions set forth in this Lease.  No modification of this Lease and no waiver of any of its terms and conditions shall be effective unless made in writing and duly executed by the parties or party.

24.           No Waiver:  The failure of Landlord or Tenant to insist, in one or more instances, upon the strict performance by Tenant or Landlord of any of the provisions of this Lease shall not be construed as a waiver of any future breach of such provisions.  Receipt by Landlord of rent with knowledge of the breach of any provision of this Lease shall not be deemed a waiver of such breach, and receipt of a partial payment shall be deemed only a payment on account.

25.           Early Termination:  Intentionally deleted.

26.           For Rent Signs:  Landlord may place “For Rent,” “For Lease,” or similar signs on the Leased Property one hundred eighty (180) days before the termination of this Lease.  At any time Landlord may enter the Leased Property at reasonable hours to exhibit them to prospective purchasers, tenants and mortgagees and to inspect or make repairs.

27.           Landlord and Tenant:  This Lease shall create the relationship of landlord and tenant between Landlord and Tenant.  No partnership or other legal relationship except landlord and tenant is established pursuant to this Lease.

28.           Time of Essence:  Time is of the essence of this Lease.

29.           Definition:  “Landlord” as used in this Lease shall include Landlord, its successors and assigns.  “Tenant” shall include Tenant, its successors, and if this Lease shall be validly assigned or sublet, shall include also Tenant’s assignee or subtenants as to the portion of the Leased Property covered by such assignment or sublease.  “Landlord” and “Tenant” include male and female, singular and plural, corporation, partnership or individual, as may be appropriate for the particular parties.

30.           Mortgage:  Landlord shall have the right to place one or more mortgages against the Leased Property as security for loans obtained or to be obtained by Landlord.  So long as Tenant’s rights are not disturbed, Tenant agrees that this Lease shall be subordinate to any mortgage which may now or hereafter encumber the Leased Property and to any and all advances to be made thereunder and to the interest thereon and all renewals, replacements, and extensions thereof, and shall also be subordinate to all existing recorded restrictions, covenants, easements and agreements with respect to the Leased Property.  Landlord is hereby irrevocably vested with full power and authority to subordinate Tenant’s interest under this Lease to any mortgage lien hereafter placed on the Leased Property, and Tenant agrees upon demand to execute additional instruments subordinating this Lease as Landlord may reasonably require.  If the interests of Landlord under this Lease shall be transferred by reason of foreclosure or other proceedings for enforcement or termination of any mortgage on the Leased Property, Tenant shall be bound to the transferee (sometimes called the “Purchaser”) under the terms, covenants and conditions of this Lease for the balance of the remaining Lease Term, including any extensions or renewals, with the same force and effect as if the Purchaser were the landlord under this Lease, and, if requested by the Purchaser, Tenant agrees to attorn to the Purchaser, including the mortgagee under any such mortgage if it be the Purchaser, as its Landlord.

31.           Governing Law:  This Lease shall be performed, construed and enforced in accordance with the laws of the State of Minnesota.

32.           Headings:  The headings used in this Lease are for convenience only and shall not have any bearing or meaning with respect to the content or context of this instrument.

33.           Holding Over:  If Tenant remains in possession of the Leased Property after expiration of the Term, without Landlord’s acquiescence and without any express agreement of the parties, Tenant shall be a tenant at will at the then payable Base Rent and additional rent and there shall be no renewal of this Lease by operation of law.  If Tenant holds over, the Base Rent due shall be increased to one and one-half (1-1/2) times the amount of Base Rent otherwise due under this Lease.

34.           Rights are Cumulative:  All rights, powers and privileges conferred on the parties shall be cumulative and not restricted to those given by law.

35.           Security Deposit:  Tenant shall deposit with Landlord on the Commencement Date the sum of $40,800.00 as a security deposit (“Deposit”).  The Deposit, less any sums due Landlord by Tenant, shall be returned to Tenant on the termination of this Lease.  If Tenant defaults under this Lease after any applicable notice period, Landlord may apply the Deposit to amounts due Landlord under this Lease.

IN WITNESS WHEREOF, the parties have caused this Lease to be duly executed as of the day and year first above written.

LANDLORD:		TENANT:

DANE INDUSTRIES, INC., a Minnesota corporation		AULT INCORPORATED, a Minnesota corporation

By:	/s/ Daniel J. Johnson	By:	/s/ Frederick M. Green
	Daniel J. Johnson		Frederick M. Green
Its:	Chief Executive Officer	Its:	President

EXHIBIT A

LEGAL DESCRIPTION

The real property in Hennepin County, State of Minnesota, legally described as follows:

Lot 2, Block 1, Northland Interstate Business Center 3rd Addition

EXHIBIT B

TENANT IMPROVEMENTS

4
3
2
1
34'-0"
34'-0"
22'-0"
A
B
C
D
E
F
H
J
K
ELLIOT CONFR.
(2,098.8SF)
CONTROLLED ACCESS
( 2,765.4 SF)
RELOCATE DOOR
NEW OPENING
NEW WALL
NEW WALL
163.7SF
MONTAGUE CONFR.
CONTROLLED ACCESS
CONTROLLED ACCESS
COLLIER CONFR.
CONTROLLED ACCESS
( 8,162.3 SF )
CONTROLLED ACCESS
VENDING 262.8SF
NEW EXIT HARDWARE
CONTROLLED ACCESS
LUNCH ROOM
NEW EXIT HARDWARE

AULT INC. FIRST FLOOR PLAN

BUILDING AREA 14,981.3 GSF

7105 NORTHLAND TERRACE, BROOKLYN PARK, MINNESOTA

MAY 10, 2005

4
3
2
1
34'-0"
34'-0"
22'-0"
A
B
C
D
E
F
H
J
K
21'-0"
168'-0"
RECORDED
ACCESS
CONTROLLED
ACCESS
OPEN TO
LOBBY BELOW
INFORMATION
SERVICES
(1,209.6 SF)
I.S.
STORAGE
I.S. PHONES
& SERVERS
(SHARED)
(577.3 SF)

BUILDING AREA: 14,155.2 GSF

AULT INC. SECOND FLOOR PLAN

7105 NORTHLAND TERRACE, BROOKLYN PARK, MINNESOTA

MAY 10, 2005